Exhibit 99.2

July 26, 2023 1 2Q 2023 Financial Results

Forward Looking Statements 2 Certain statements contained in this press release that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the acquisition of PCSB; turbulence in the capital and debt markets; changes in interest rates and concerns about liquidity; competitive pressures from other financial institutions; general economic conditions (including inflation) on a national basis or in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge - off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward - looking statements. Forward - looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Loans grew $94 million. x Core deposits grew $110 million. x Total assets declined $316 million. x Cash and Securities reduced $ 419 million as the banking environment improved after the Q 1 bank failures . x Borrowings and Brokered Deposits declined $453 million. x Margin declines 10 bps to 3.26%. 3 Fortress Balance Sheet / Asset Quality x NPAs to total assets of 0.42%. x Net charge - offs $1.1 million or 0.05% annualized. x The reserve for loan losses represents a coverage ratio of 135 basis points. x Tier 1 Common ratio of 10.5%. x Strong liquidity management which improved further with PCSB acquisition. Quarterly Net Income of $21.9 million and EPS of $0.25 Non - GAAP Operating Earnings of $23.2 million and Non - GAAP Operating EPS of $0.26

Summary Income Statement

$m, except per share amts	Linked Quarter (LQ) 2Q23	1Q23	Δ	%Δ	Year over Year (YoY) 2Q22	Δ	%Δ
Net interest income	$ 86.0	$ 86.0	$ -	0%	$ 71.9	$ 14.1	20%
Noninterest income	5.5	11.2	(5.7)	-51%	6.9	(1.4)	-20%
Security gains (losses)	-	1.7	(1.7)	-100%	-	-	-
Total Revenue	91.5	98.9	(7.4)	-7%	78.8	12.7	16%
Noninterest expense	56.8	58.3	(1.5)	-3%	44.4	12.4	28%
Merger expense	1.0	6.4	(5.4)	-84%	0.5	0.5	100%
Pretax, Preprov. Net Rev.	33.7	34.2	(0.5)	-1%	33.9	(0.2)	-1%
Provision for credit losses	5.9	25.5	(19.6)	-77%	0.2	5.7	2850%
Pretax income	27.8	8.7	19.1	220%	33.7	(5.9)	-18%
Provision for taxes	5.9	1.1	4.8	436%	8.5	(2.6)	-31%
Net Income	$ 21.9	$ 7.6	$ 14.3	188%	$ 25.2	$ (3.3)	-13%
EPS	$ 0.25	$ 0.09	$ 0.16	178%	$ 0.33	$ (0.08)	-24%
Avg diluted shares (000s)	88,927	86,838	2,089	2%	77,419	11,508	15%
Return on Assets	0.78%	0.27%	0.51%		1.18%	-0.40%	
Return on Tangible Equity	9.67%	3.43%	6.24%		12.39%	-2.72%	
Net Interest Margin	3.26%	3.36%	-0.10%		3.56%	-0.30%	
Efficiency Ratio	63.20%	65.44%	-2.24%		56.95%	6.25%	

- Net Income of $21.9 million or $0.25 per share.
- Noninterest income decreased $5.7 million from the prior quarter due to a decline in the volume of customer swap activity, gain on sale related to loan participations, as well as a negative $367 thousand mark-to-market on risk participation agreements versus a positive $1.6 million mark in Q1.
- Noninterest expense decreased $1.5 million linked quarter due to lower compensation and benefits offset by higher FDIC expense.
- Merger expenses of $1 million, decreased $5.4 million from prior quarter. No further merger expenses are expected.
- The provision for credit losses was $5.9 million for the quarter.
  - Q1 2023 included $16.7m Day 1 PCSB CECL provision (in addition to credit mark on portfolio "double-count" in Q1).
  - ALLL increases to 1.35% on loans.
  - $1.1 million net charge-offs in quarter.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP
4

Margin – Yields and Costs 1.75% 4.75% 1.79% 1.50% 1.71% 2.92% 3.01% 2.98% 4.50% 4.39% 4.30% 4.64% 4.43% 4.00% 3.88% 5.00% 8.00% 7.50% 4.86% 4.87% 5.15% 4.03% 3.58% 3.47% 5.25% 5.22% 5.09% 5.27% 4.90% 4.15% 3.84% LQ Δ Prior Quarter 2Q23 Yield Interest Avg Bal Yield Interest Avg Bal Yield Interest Avg Bal $ millions 0.37% $ 10.3 $ 139 5.33% $ 122.0 $ 9,151 5.70% $ 132.3 $ 9,290 Loans 0.59% 2.4 53 3.42% 10.7 1,254 4.01% 13.1 1,307 Investments & earning cash 0.39% $ 12.7 $ 192 5.10% $ 132.7 $ 10,405 5.49% $ 145.4 $ 10,597 Interest Earning Assets 0.70% $ 13.7 $ 399 1.92% $ 29.4 $ 6,218 2.62% $ 43.1 $ 6,617 Interest bearing deposits 0.15% (0.9) (145) 4.55% 17.1 1,507 4.70% 16.2 1,362 Borrowings 0.54% $ 12.8 $ 254 2.44% $ 46.5 $ 7,725 2.98% $ 59.3 $ 7,979 Interest Bearing Liabilities - 0.15% 2.66% 2.51% Net interest spread - 0.10% $ (0.1) 3.36% $ 86.2 3.26% $ 86.1 Net interest income, TEB / Margin (0.1) 0.2 0.1 LESS: Tax Equivalent Basis (TEB) Adj. 0.0 $ 86.0 $ 86.0 $ Net Interest Income 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 8.25% Fed Funds (upper) Prime 1M LIBOR SOFR Ameribor 2Y Treasury 5Y Treasury 10Y Treasury Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 5

Summary Balance Sheet

$m, except per share amts	Linked Quarter (LQ) 2Q23	1Q23	Δ	Year over Year (YoY) 2Q22	Δ	%Δ
Gross Loans, investment	$ 9,341	$ 9,247	$ 94	$ 7,292	$ 2,049	28%
Allowance for loan losses	(126)	(121)	(5)	(93)	(33)	35%
Net Loans	9,215	9,126	89	7,199	2,016	28%
Securities	910	1,067	(157)	718	192	27%
Cash & equivalents	224	486	(262)	90	134	149%
Intangibles	269	271	(2)	162	107	66%
Other assets	588	572	16	345	243	70%
Total Assets	$ 11,206	$ 11,522	$ (316)	$ 8,514	$ 2,692	32%
Deposits	$ 8,517	$ 8,456	$ 61	$ 6,894	$ 1,623	24%
Borrowings	1,226	1,630	(404)	478	748	156%
Reserve for unfunded loans	23	23	-	18	5	28%
Other Liabilities	278	248	30	156	122	78%
Total Liabilities	10,044	10,357	(313)	7,546	2,498	33%
Stockholders' Equity	1,162	1,165	(3)	968	194	20%
Total Liabilities & Equity	$ 11,206	$ 11,522	$ (316)	$ 8,514	$ 2,692	32%
TBV per share	$ 10.07	$ 10.08	$ (0.01)	$ 10.51	$ (0.44)	-4%
Actual shares outstanding (000)	88,665	88,665	-	76,673	11,992	16%
Tang. Equity / Tang. Assets	8.16%	7.94%	0.22%	9.65%	-1.49%	
Loans / Deposits	109.67%	109.35%	0.32%	105.77%	3.90%	
ALLL / Gross Loans	1.35%	1.31%	0.04%	1.28%	0.07%	

- Total assets declined $316 million to $11.2 billion.
- On-balance sheet liquidity maintained in Q1 was released; Securities down $157 million and Cash equivalents down $262 million.
- Loans increased $94 million.
- The allowance for loan losses increased $5 million.
- ALLL coverage of 1.35%.
- Deposits increased $61 million.
- Borrowings decreased $404 million.
- Tangible Equity to Tangible Assets of 8.16%.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP
6

Loan and Deposit Composition 61% 9% 14% Loans 16% 22% 8% 17% 25% 17% 11% CRE C&I Equipment Consumer Deposits DDA NOW Savings MMkt CDs Brkd $ millions 2Q23 1Q23 Δ 2Q22 Δ %Δ $ 5,671 887 $ 5,611 $ 60 901 (14) $ 4,226 710 1 1,149 1,206 $1,445 34% 177 25% (1) - 100% 157 14% 271 22% - - - 1,306 1,477 1,246 1,489 60 (12) CRE Commercial PPP Loans Equipment Finance Consumer Total Loans $ 9,341 $ 9,247 $ 94 $ 7,292 $2,049 28% Demand deposits NOW Savings Money market CDs Brokered deposits Total Deposits $ 1,844 699 1,464 2,166 1,411 933 $ 1,899 $ (55) 758 (59) 1,268 196 2,186 (20) 1,363 48 982 (49) $ 1,845 629 895 2,403 1,006 116 $ (1) 0% 70 11% 569 64% (237) - 10% 405 40% 817 704% $ 8,517 $ 8,456 $ 61 $ 6,894 $1,623 24% Linked Quarter (LQ) Year over Year (YoY) LOANS DEPOSITS Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 7

Capital Strength 8 ▪ As of June 30, 2023, the Company maintained capital well above regulatory “well capitalized” requirements. ▪ As of June 30, 2023, the Company had a negative after tax mark to market on its investment portfolio of $66.2 million. ▪ The Company designates all securities as Available for Sale and the mark to market is reflected in Total Stockholders’ Equity however it is excluded from regulatory capital ratios. Capital in Excess of "Well Capitalized" Brookline Board Policy Limits Regulatory BASEL III Requirements preliminary estimates* Excess Capital Excess Ratio Operating Targets Policy Minimums "Well Capitalized" Minimum Jun - 23 $ millions $ 366.0 4.0% ≥ 8.0% ≥ 7.5% ≥ 6.5% ≥ 4.5% 10.5% Tier 1 Common / RWA $ 237.1 2.6% ≥ 9.5% ≥ 9.0% ≥ 8.0% ≥ 6.0% 10.6% Tier 1 / RWA $ 242.1 2.6% ≥ 11.5% ≥ 11.0% ≥ 10.0% ≥ 8.0% 12.6% Total Risk Based Capital $ 426.1 3.9% ≥ 6.0% ≥ 5.5% ≥ 5.0% ≥ 5.0% 8.9% Leverage Ratio * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

Regular Dividends Per Share The Board of Directors announced a dividend of $0.135 per share payable August 25, 2023 to stockholders of record on August 11, 2023. 0.046 9 $0.096 $0.110 $0.210 $0.316 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.355 $0.360 $0.360 $0.395 $0.440 $0.460 $0.480 $0.520 $0.135 $0.135 $0.135 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President and Chief Financial Officer Thank You. 10

APPENDIX RHODE ISLAND - PROVIDENCE WESTCHESTER / LOWER HUDSON VALLEY, NY BOSTON / EASTERN MASSACHUSETTS (30) (20) (15) Subsidiary of Eastern Funding 11

Non Performing Assets and Net Charge Offs Linked Quarter (LQ) Year over Year (YoY) ▪ NPLs up $17.8 million from the prior quarter due primarily to 3 credits. Δ $ 6.1 2Q22 $ 6.5 Δ $ 4.1 1Q22 $ 8.5 2Q22 Non Performing Assets (NPAs), in millions CRE $ 12.6 ▪ Net charge offs of $1.1 17.6 11.2 13.3 15.5 28.8 C&I million or 5 basis points 1.8 3.1 0.4 4.5 4.9 Consumer on loans annually. 25.5 20.8 17.8 28.5 46.3 Total Non Performing Loans (NPLs) - - - - - Other real estate owned 0.1 0.5 0.1 0.5 0.6 Other repossessed assets $ 25.6 $ 21.3 $ 17.9 $ 29.0 $ 46.9 Total NPAs 0.22% 0.28% 0.19% 0.31% 0.50% NPLs / Total Loans 0.17% 0.25% 0.17% 0.25% 0.42% NPAs / Total Assets Net Charge Offs (NCOs), in millions $ - $ - $ - $ - $ - CRE loans (0.1) 1.2 0.6 0.5 1.1 C&I loans - - - - - Consumer loans $ (0.1) $ 1.2 $ 0.6 $ 0.5 $ 1.1 Total Net Charge Offs - 0.02% 0.07% 0.03% 0.02% 0.05% NCOs / Loans (annualized) Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 12

Key Economic Variables - CECL ▪ The Company uses Moody’s forecasts as inputs into the models used to estimate credit losses under CECL. ▪ The June Baseline economic forecast was unfavorable from the March forecast: ▪ GDP - UNFAVORABLE ▪ Unemployment – UNFAVORABLE ▪ CRE Price Index - UNFAVORABLE ▪ We have maintained our forecast weightings at 60% Moderate Recession; 40% Baseline; and 0% Stronger Near Term Growth. Select Economic Variables from the Moody’s Baseline Forecasts Baseline Scenario PRIOR: 1Q'23 CURRENT: 2Q'23 Change from Prior Forecast 2025 2024 2023 2025 2024 2023 2025 2024 2023 (212.9) (156.3) (67.4) 21,121 20,617 20,327 21,334 20,773 20,394 GDP 0.2 0.2 0.1 4.2 4.1 3.6 4.0 3.9 3.5 Unemployment Rate - 0.1 - 3.2 4.4 4.9 3.2 4.3 4.9 Fed Fund Rate - - (0.2) 3.8 3.9 3.7 3.8 3.9 3.9 10 Treasury (31.9) (35.9) (17.7) 336.7 314.8 334.5 368.6 350.7 352.2 CRE Price Index 13 Stronger Near Term Growth (S1) Baseline Moderate Recession (S3) Weightings of Moody's Forecast for CECL Model 2Q 2023 60% 40% 0% 1Q 2023 60% 40% 0% 0% 40% 60% 4Q 2022 0% 40% 60% 3Q 2022 0% 40% 60% 2Q 2022

Major Loan Segments with Industry Breakdown

2Q23

Loans outstanding ($millions)



$4,705
$1,786
$1,373
$1,477

Investment CRE	Perm	Constr	Total	% (50%)
Apartment	$ 1,203	$ 129	$ 1,332	28%
Retail	835	8	843	18%
Office	746	22	768	16%
Industrial	617	12	629	13%
Mixed Use	454	14	468	10%
1-4 Family	11	27	38	1%
Hotel	184	4	188	4%
Land	-	62	62	1%
Other	339	38	377	8%
Total	$ 4,389	$ 316	$ 4,705	100%

Commercial	Total	% (19%)
Food & Lodging	$ 285	16%
Manufacturing	198	11%
Finance and Ins	182	10%
Wholesale Trade	110	6%
Professional	163	9%
RE Agents / Brokers	201	11%
Health Care / Social	152	9%
Construction	56	3%
Retail	133	7%
Arts, Entert., Rec	107	6%
Condo	42	2%
Trans./Warehousing	49	3%
Other Services	108	6%
Total	$ 1,786	100%

	Equipment Finance	Total	% (15%)
Eastern Funding Core	Laundry	$ 584	43%
	Fitness/Macrolease	171	12%
	Grocery	55	4%
	Dry Cleaning	19	1%
	Restaurant	23	2%
	Car Wash	13	1%
	EF CRE	110	8%
	Other EF	56	4%
Specialty Vehicle	Tow Truck	150	11%
	Heavy Tow	61	4%
	FedEx	43	3%
	Trailer	22	2%
	Other Vehicle	66	5%
	Total	$ 1,373	100%

Consumer	Total	% (16%)
Residential	$ 1,062	72%
Home Equity	347	23%
Other Consumer	48	3%
Purchase Mtge	20	1%
Total	$ 1,477	100%

Owner Occupied CRE included in Commercial and Equipment Finance

Total Loans Outstanding **$ 9,341**

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP

14

CRE – Loan to Value (LTV) 37% 39% 40% 28% 41% 17% 25% 44% 46% 50% 47% 50% 64% 43% 77% 55% 43% 35% 13% 14% 10% 7% 16% 20% 13% 18% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office Medical Hotel Restaurant Other Exposures by LTV Industrial 50% and lower Mixed Use 50 - 70 70 - 80 80+ Non Owner Occupied CRE and Multifamily Exposures at June 30, 2023. 37% 50% 1% 12% 15 Overall 52% LTV

29% 36% 29% 21% 22% 14% 43% 48% 23% 9% 8% 7% 4% 9% 14% 16% 8% 9% 16% 9% 17% 9% 16% 17% 24% 14% 8% 13% 7% 6% 13% 9% 0% 6% 10% 16% 17% 26% 27% 22% 38% 0 3% 13% 17% 21% 11% 11% 20% 11% 8% 24% 1% 17% 2% 4% 14% 2% 11% 9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office 2017 and Before Restaurant Other Non Owner Occupied CRE and Multifamily Exposures at June 30, 2023. Exposures by Year of Origination Industrial Mixed Use Medical Hotel 2018 2019 2020 2021 2022 2023 4 % CRE - Vintage 16% 20% 9% 14% 8% 29% 16

CRE Maturities, excludes construction 4% 7% 89% 1 - 12 months 13 - 24 months Remaining $134 $124 $89 $42 $40 $33 $27 $7 $4 - 160 140 120 100 80 60 40 20 Millions CRE Maturities Next 24 Months $28 $95 $18 $61 $77 $43 $69 $110 - 120 100 80 60 40 20 Millions 17 CRE Maturities Next 24 Months CRE Maturities – Next 24 Months ($millions) Average Loan Size Number of Loans Outstanding Loan Size $17.2 12 $206 $10MM+ 7.8 9 70 $5MM - $10MM 2.2 76 167 $1MM - $5MM 0.3 165 57 Under $1MM $1.9 262 $500 Total 2Q23

Office Maturities, excludes construction 8% 9% 83% 1 - 12 months 13 - 24 months Remaining $2 $26 $2 CRE Office Maturities Next 24 Months $31 $21 $20 $20 $3 - 35 30 25 20 15 10 5 Millions 18 CRE Maturities – Next 24 Months ($millions) Average Loan Size Number of Loans Outstanding Loan Size $18.0 5 $90 $10MM+ 8.5 1 8 $5MM - $10MM 2.8 8 20 $1MM - $5MM 0.3 22 6 Under $1MM $3.5 36 $124 Total Office Maturities by Bank / City Submarket ($millions) Average Loan Size Number of Loans Outstanding Bank / Submarket component $6.4 19 $113.5 Brookline Bank 10.8 6 64.8 Boston $0.8 16 $10.6 Bank Rhode Island 0.7 9 6.4 Providence/Cranston/Pawtucket $0.1 1 $0.1 PCSB $3.5 36 $124.3 Total 2Q23

Consumer Loans – LTV / FICO 19 700+ 85% 650 - 699 8% 600 - 649 3% 599 - N/A 3% 50% or less 30% 50% - 69% 37% 70% - 80% 29% 80%+ 4% 700+ 94% 50% or less 35% 50% - 69% 31% 70% - 80% 32% 80%+ 2% Resid. 1 - 4 58% LTV 1% Resid. 1 - 4 FICO 650 - 699 3% Home Equity FICO Home Equity 56% LTV 2Q23

Well Diversified Deposit Base – 67% of Deposits are Insured* Consumer Deposits 52% (74% insured) Commercial Deposits 44% (55% insured) Municipal Deposits 4% * Insured includes deposits which are collateralized. Excludes brokered deposits which are 100% FDIC insured and have laddered maturities. 33% of Non Brokered Deposits Uninsured 30% of Total Deposits are Uninsured 20

Securities Portfolio ▪ Highly liquid, risk averse securities portfolio with prudent duration and minimal extension risk. The entire investment portfolio is classified as Available for Sale. ▪ The after tax, mark to market on the portfolio is included in Accumulated Other Comprehensive Income in Stockholders’ Equity and represents a reduction in stockholders’ equity of 5.4%. UST 50% 21 Agency 18% Corp 3% MBS 24% CMO 3% Municipals 2% 2Q23 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. Duration Book Yield Unreal. G/L Fair Value Book Value Current Par $ in millions 3.3 2.82% $ (33) $ 452 $ 485 $ 490 U.S. Treasuries 4.5 2.25% (23) 166 189 185 Agency Debentures 1.3 3.91% (1) 32 33 34 Corp Bonds 5.0 3.35% (22) 221 242 257 Agency MBS 4.3 2.76% (2) 24 25 27 Agency CMO 3.7 4.43% (0) 16 16 17 Other 3.9 2.90% $ (81) $ 910 $ 991 $ 1,010 Total

Interest Rate Risk Floating (<3m) 20% Adj. 40% Fixed 40% 2Q23 Loan Originations, $506 million Total Loan Portfolio Mix – Duration 1.7 - 0.6% - 1.0% - 1.4% 0.4% 0.6% 0.8% 0.7% 0.4% - 0.2% 3Q23 4Q23 1Q24 2Q24 Cumulative Net Interest Income Change by Quarter 06/30/2023 Flat Balance Sheet , simulations reflect a product weighted beta of 39% on total deposits. 2.6% 2.1% 1.3% - 100bps Ramp Forward - Implied Rates +200bps Ramp Floating (<3m) 22% 22 Adj. 41% Fixed 37%

Deposit and Funding Betas - Percentage Change in Cost versus Change in Federal Funds Rate 23 ▪ The Federal Reserve began increasing the Federal Funds rate in March 2022 and has increased rates 500 basis points through June 2023. ▪ Q1’22: 0.25% ▪ Q2’22: 1.25% ▪ Q3’22: 1.50% ▪ Q4’22: 1.25% ▪ Q1’23: 0.50% ▪ Q2’23: 0.25% *Betas reflect the change in quarterly funding costs as a percentage of the change in the targeted Federal Funds Rate over the same period. ▪ While the Betas for the product groupings do not reflect the flow of funds in or out of a product category, the overall Interest Bearing, Total Deposit and Total Funding lines capture the period impact. ▪ As an example, Through the Cycle, the Federal Funds Rate has increased 500 basis points from 25 to 525 basis points. Brookline Bancorp’s Total Deposit Costs has increased from 0.23% to 2.04% or 181 basis points. This represents 36.3%, the Beta, of the 500 basis point change in the Federal Funds Rate. ▪ In the latest quarter or linked quarter (LQ), the Federal Funds Rate increased 25 basis points and the cost of total deposits increased 58 basis points or 233 % of the Fed Funds Rate during the period . Through the Cycle** LQ Chg Since 12/21 BETAS* 53.0% 10.2% NOW 339.2% 32.6% Savings 216.2% 47.2% MMA 257.8% 43.2% CDs 68.8% 96.6% Brokerd CDs Total Interest Bearing 46.0% 280.0% 0.0% 0.0% DDA 233.0% 36.3% Total Deposit Costs 60.2% 53.7% Borrowings Total Funding Costs 42.4% 187.0% 2Q23 Change in Fed Funds Rate 5.00% 0.25% * Betas based on reported quarterly cost of funds ** Through the cycle betas reflect the change in cost of funds as a percentage of the change in the Federal Funds Rate with the starting point for the analysis being the quarter ended 12/31/2021. The Federal Funds Rate (upper) was 0.25% at 12/31/2021.